SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                               SEPTEMBER 30, 1999

The 1999 Annual Meeting of Shareholders of Sono-Tek Corporation (the "Company") will be held in the Stewart Room at the Ramada Inn, 1055 Union Avenue, Newburgh, NY 12550 on September 30, 1999 at 10:00 A.M., local time, for the following purposes:

         1. To elect three (3) Directors of the Company to serve until the 2001 Annual Meeting of Shareholders of the Company and to elect one (1) Director of the Company to serve until the 2000 Annual Meeting of the Company.

         2. To increase the number of authorized shares of the Company's common stock from 12,000,000 shares to 25,000,000 shares.

         3. To increase the number of shares of common stock issuable under the 1993 Stock Incentive Plan (the "1993 Plan") from 750,000 shares to 1,500,000 shares and to expand the 1993 Plan to cover all employees of the Company and its subsidiaries, and, in the case of Non-Qualified Stock Options, employees of affiliates of the Company.

         4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending February 29, 2000.

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on August 4, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Bldg. 3, Milton, New York 12547 during ordinary business hours until the meeting.

Claudine Y. Corda, Secretary


                            Dated: September 6, 1999

             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 30, 1999

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held on September 30, 1999.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as Directors set forth herein, (ii) FOR approval to increase the number of authorized shares of the Company from 12,000,000 shares to 25,000,000 shares,
(iii) FOR the approval to increase the number of shares issuable under the 1993 Plan from 750,000 shares to 1,500,000 shares and to amend the plan to cover all of the employees of the Company and its subsidiaries, and, in the case of Non-Qualified Stock Options, employees of affiliates of the Company; and (iv) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending February 29, 2000. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 1999 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation (the "Charter") or By-Laws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 1999 Annual Report to Shareholders are intended to be mailed on or about September 6, 1999 to shareholders of record at the close of business on August 4, 1999. At said record date, the Company had 8,065,628 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. The Directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. Three (3) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2001 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. One (1) Director will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2000 Annual Meeting of Shareholders and until his successor shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 1999 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. In order to be elected as a Director, a nominee for Director must receive the affirmative vote of a plurality of total votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present.

NOMINEES FOR DIRECTORS

Nominees for election to term expiring 2001

The following three persons, each of whom is currently serving as a Director, are nominated for election as Directors of the Company to hold office until the Company's 2001 Annual Meeting of Shareholders.

John J. Antretter, 36, has been a consultant to the Company since November 1998, and a Director since February 1999. He has served as Acting Chief Executive Officer and President of the Company's subsidiary, S&K Products International, Inc. ("S&K"), since its acquisition by the Company on August 3, 1999. From January 1996 through September 1998, Mr. Antretter was Chairman and CEO of Technology Manufacturing & Design Inc. (TMD), an Austin, TX based contract electronics manufacturing firm. Prior to joining TMD, he was the CEO and a Director of Plasmaco, Inc., a developer of flat panel display systems from 1994 to 1996. In January 1996, Mr. Antretter negotiated the sale of Plasmaco to Panasonic. Mr. Antretter has additional experience in the venture capital and investment banking fields, and was a commercial lending officer for the Bank of New York. Mr. Antretter received his MBA from Fordham University in 1989.

Dr. Harvey L. Berger, 60, has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984. He has again been President of the Company since September 1985. From September 1986 to September 1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. He holds a Ph.D. in Physics from Rensselaer Polytechnic Institute.

Christopher L. Coccio, 58, has been a Director of the Company since June 1998. Mr. Coccio has been the Vice President of Business Development at Accumetrics Associates since January 1998. From 1996 to 1998 he was a consultant to the New York State Legislative Commission on Science and Technology. From 1964 to 1996 he held various management positions at General Electric Company. He received a B.S. from Stevens Institute of Technology, a M.S. from the University of Colorado and a Ph.D. from Rensselaer Polytechnic Institute.

Nominee for election to term expiring 2000

Kevin Schumacher, 38, has been a Director of the Company since August 3, 1999. He joined S&K in 1985 and managed the engineering, production, assembly and test, plant management and field support departments. S&K previously filed a petition under Chapter 11 of the Bankruptcy Code. S&K was reorganized pursuant to a Plan of Reorganization which was confirmed by the bankruptcy court on February 18, 1998. As of August 3, 1999, when S&K was purchased by the Company, Mr. Schumacher became a Vice President of S&K working in the areas of sales, and R&D. Prior to S&K, he worked at Lucas Aerospace providing electrical and mechanical engineering and support in building Harrier Jet Engines and Jet Engine test cells for the U.S. Marine Corps. He has a B.S. in Aeronautical Engineering from Thomas Edison University and Aeronautical Engineering and Flight Training from Embrey Riddle University.

DIRECTORS CONTINUING AS DIRECTOR

The following three persons named below are currently serving as Directors of the Company. Their term expires at the 2000 Annual Meeting of Shareholders.

James L. Kehoe, 53, has been Chairman of the Board since May 1999, Chief Executive Officer of the Company since August 1993 and a Director of the Company since June 1991. Prior to that, he was President and Chief Executive Officer of Plasmaco, Inc., which he founded in 1987 and remained as President and CEO until July 1993. Plasmaco is involved in the development and manufacture of AC plasma flat panel displays. From 1965 to 1987 Mr. Kehoe was employed by International Business Machines Corporation where he held a variety of engineering and management positions.

Samuel Schwartz, 79, has been a Director of the Company since August 1987 and served as Chairman of the Board from February 1993 until May 1999. From 1959 to 1993 he was the Chairman and CEO of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E from Rensselaer Polytechnic Institute in 1941 and a M.Ch.E from New York University in 1948.

J. Duncan Urquhart, 45, has been a Director of the Company since September 1988. Since October 1999 he has been a Consultant Associate with Re:Sources Connection LLC, which provides contract accounting services. From October 1997 to December 1998, Mr. Urquhart was Director of Business Operations at The Gun Parts Corporation, an international supplier of gun parts. Prior to his resignation in October 1997, he was Controller of the Company since January 1988, and Treasurer of the Company since September 1988.

Directors are presently paid no fee for their service as Directors. The Board of Directors held nine meetings in the fiscal year ended February 28, 1999. Each of the Directors attended 100% of the aggregate of meetings of the Board and committee meetings of which he was a member.

The Board of Directors has a nominating committee to research and determine candidates for nomination as Directors of the Company (the "Nominating Committee"). The Nominating Committee presently consists of Messrs. Schwartz and Urquhart. The Nominating Committee did not meet during the fiscal year ended February 28, 1999. The Nominating Committee will consider nominees recommended by shareholders; no special procedure needs to be followed in submitting such recommendation.

The Company has no audit committee.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued by the Company through February 28, 1999 for the Chief Executive Officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the fiscal year ended February 28, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                          Annual Compensation              Compensation
                                                                        Awards, Securities         All Other
Name and Principal Position     Year     Salary ($)     Bonus ($)     Underlying Options (#)     Compensation ($) (1)
---------------------------------------------------------------------------------------------------------------------
James L. Kehoe                  1999      $115,000        $0                      0                 $2,300
Chief Executive Officer         1998       102,000         0                200,000                  1,244
                                1997        85,000         0                      0                    818

(1) Dollar amounts are Company contributions under the SARSEP described below.

EMPLOYMENT ARRANGEMENTS

Under the terms of an Employment Agreement dated October 14, 1993, Dr. Harvey L. Berger is eligible to receive an annual salary of $77,500 and incentive compensation of up to $10,000 based upon the Company's quarterly and annual profit performance. This annual salary and incentive compensation is to be reviewed annually. During fiscal 1999 Dr. Berger received an annual salary of $85,000 and no incentive compensation.

Under  the  terms  of an  Employment  Agreement  dated  August  3,  1999,  Kevin
Schumacher is eligible to receive an annual base salary of $126,000 as Vice President of S&K. In addition, Mr. Schumacher is eligible for an annual cash bonus determined as a percentage of S&K's net income without deduction for depreciation ("cash flow"). Under this plan, Mr. Schumacher is entitled to share in a cash bonus equal to 7.5% of the increase in S&K's cash flow year-over-year up to the first 40% of such increase, and 15% of the increase in S&K's cash flow year-over-year above 40% of such increase.

STOCK OPTION PLAN

The Company has in effect the 1993 Plan. An aggregate of 750,000 shares of common Stock was reserved for issuance pursuant to the 1993 Plan. As of August 3, 1999 there were outstanding options to purchase an aggregate of 710,124 shares of common stock at prices ranging from $.24 to $.60 per share. During the last fiscal year, no grants of stock options were made to the executive officer named in the Summary Compensation Table. Mr. Kehoe voluntarily forfeited options for 30,000 shares in June 1999 to make options available for issuance to other employees.

Shown below is information with respect to exercises of stock options during the last completed fiscal year by the executive officer named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                         Number of securities
                                                       underlying unexercised     Value of unexercised
                                                       options at fiscal year     in-the-money options
                                                              end (#)             at fiscal year end ($)
                      Shares                           -------------------------------------------------
                    acquired on        Value               Exercisable/                Exercisable/
     Name           exercise (#)     realized ($)          unexercisable              unexercisable
--------------------------------------------------------------------------------------------------------
James L. Kehoe           0               0                  240,000/0                      0/0

Description of Simplified Employee Pension Plan

The Company maintains a Simplified Employee Pension Plan including a Salary Reduction option ("SARSEP") for employees of the Company pursuant to the Internal Revenue Code. Under the SARSEP plan an eligible employee may elect to make a salary reduction of up to 15% of his compensation as defined in the plan, with the Company making a contribution currently equal to 2% of the employee's compensation. Employee contributions for any calendar year are limited to a specific dollar amount that is indexed to reflect inflation.

Board Report on Executive Compensation

The compensation of the executive officers of the Company is set by the Company's Board of Directors based upon the recommendations of the Compensation Committee which is composed of Christopher L. Coccio, Samuel Schwartz and J. Duncan Urquhart, all Directors of the Company. Compensation is set at levels competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only. See Compensation Committee Interlocks and Insider Participation.

                               BOARD OF DIRECTORS:

            John J. Antretter                      Kevin Schumacher
            Harvey L. Berger                       Samuel Schwartz
            Christopher L. Coccio                  J. Duncan Urquhart
            James L. Kehoe

Compensation Committee Interlocks and Insider Participation

The Company's Board of Directors has a Compensation Committee composed of Christopher L. Coccio, Samuel Schwartz and J. Duncan Urquhart, all Directors of the Company. However, the Compensation Committee serves an advisory function only. All decisions regarding compensation are made by the full Board of Directors, including Mr. Antretter, Dr. Berger, Mr. Kehoe and Mr. Schumacher who could participate in decisions regarding the compensation of the Company's executive officers, including their own.

Performance Graph

The graph below compares five-year cumulative total return for a shareholder investing $100 in the Company on February 29, 1994, with the Standard & Poor's 500 Composite Index, a performance indicator of the overall stock market, and the Standard & Poor's index of Manufacturing Diversified Industrials, an index of the Company's peer groups, assuming reinvestment of all dividends.

                                      [OBJECT OMITTED]

                                         -------------------------------------------------------------
                                         1994       1995        1996       1997        1998       1999
                                         -------------------------------------------------------------
S&P 500 COMP-LTD                  o      $100       $107        $145       $182        $246       $295
------------------------------------------------------------------------------------------------------
Manufacturing (DIVERS)-500       |X|     $100       $106        $153       $202        $248       $271
------------------------------------------------------------------------------------------------------
Sono-Tek Corporation              o      $100       $122        $106        $53        $141        $47
------------------------------------------------------------------------------------------------------

Beneficial Ownership of Shares

The following information is furnished as of August 4, 1999 to indicate beneficial ownership of the Company's Common Stock by each Director and nominee, by each executive officer, by all Directors and executive officers as a group and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

Name (and address if                     Amount
  more than 5%) of                    Beneficially
  Beneficial owner                       Owned                  Percent
----------------------------------------------------------------------
Directors
     *John J. Antretter                  365,000(1)                3.5%
     *Harvey L. Berger                   366,700(2)                3.5%
     *Christopher L. Coccio               15,000                   **
     *James L. Kehoe                     731,317(3)                7.1%
     *Kevin Schumacher                   405,000(4)                3.9%
     *Samuel Schwartz                    953,276(5)                9.2%
     *J. Duncan Urquhart                  10,000(6)                 **

Executive Officers
     *Kathleen N. Martin                  77,500(7)                 **
     *William J. McCormick               131,210(8)                1.3%
All Executive Officers and
     Directors as a Group              3,055,002(9)               29.6%

Additional 5% owners

     Herbert Spiegel                     514,692(10)               5.0%
     425 East 58th Street
     New York, NY 10022

*c/o Sono-Tek Corporation, 2012 Route 9W, Bldg. 3, Milton, NY  12547.
** Less than 1%
(1) Includes options to purchase 15,000 shares under the 1993 Plan, 150,000 shares and warrants to purchase 200,000 shares awarded by the Board of Directors on August 3, 1999 upon the acquisition of S&K.
(2) Includes 4,000 shares in the name of Dr. Berger's wife and includes options to purchase 45,000 shares under the 1993 Plan.
(3) Includes options to purchase 240,000 shares under the 1993 Plan, warrants to purchase 300,000 shares awarded by the Board of Directors in May 1999, 100,000 shares awarded by the Board of Directors on August 3, 1999 upon the acquisition of S&K, 10,000 shares purchased August 3, 1999 through the Private Placement Memorandum and 47,917 shares from the conversion of accrued bonuses on August 3, 1999.
(4) On August 3, 1999, 405,000 shares were issued as part of the Stock Purchase of S&K. 105,000 shares vest at the first anniversary date, with an additional 100,000 shares vesting on August 3 of each 2001, 2002 and 2003, subject to divestment under certain circumstances specified in the Stock Purchase
Agreement. Mr. Schumacher possesses voting rights with respect to all 405,000 shares.
(5) Includes 166,667 shares issued for the conversion of a convertible secured subordinated promissory note in the principle sum of $50,000 and 12,888 shares issued for accrued interest of $3,866 related to the note. Also assumes the exercise of a warrant Mr. Schwartz received upon conversion of a secured subordinated promissory note, which warrant is exercisable at $.65 per share for an additional 71,400 shares of Common Stock. Includes warrants to purchase 300,000 shares awarded by the Board of Directors in May 1999. Also includes
166,667  shares  purchased   August  3,  1999  through  the  Private   Placement
Memorandum.
(6) Includes vested options to purchase 10,000 shares granted in May 1999 under the 1993 Plan. An additional 10,000 shares vest upon completion of Mr. Urquhart's current term on the Board of Directors.
(7) Includes vested options to purchase 22,500 shares under the 1993 Plan. An additional 27,500 shares vest over the next two years. Also includes 50,000 shares purchased August 3, 1999 through the Private Placement Memorandum.
(8) Includes vested options to purchase 33,500 shares under the 1993 Plan. An additional 16,500 shares vest over the next two years. Also includes 83,333 shares purchased August 3, 1999 through the Private Placement Memorandum and 9,377 shares from the conversion of an accrued bonus on August 3, 1999.
(9) Includes options to purchase 366,000 shares under the 1993 Plan, 179,555 shares from the conversion of debt and interest and 71,400 shares from warrants in footnote 5 above, warrants to purchase 600,000 shares awarded by the Board of Directors in May 1999, 655,000 shares issued and warrants to purchase 200,000 shares issued at the acquisition of S&K on August 3, 1999, 300,000 shares issued August 3, 1999 through the Private Placement Memorandum and 57,293 shares issued August 3, 1999 for the conversion of accrued bonuses.
(10) Includes 216,667 shares issued for the conversion of a convertible secured subordinated promissory note in the principle sum of $65,000 and 16,754 shares issued for accrued interest of $5,026 related to the note. Also assumes the exercise of a warrant Mr. Spiegel received upon conversion of a secured subordinated promissory note, which warrant is exercisable at $.65 per share for an additional 92,820 shares of Common Stock.

Certain Transactions

On February 26, 1999 the Directors of the Company agreed to reduce the conversion price of the Convertible Secured Subordinated Promissory Notes from $0.70 per common share to $0.30 per common share. In addition to changing the conversion price of the Notes, the Directors also extended the term of the Warrants from August 15, 2000 to February 28, 2002, adjusted the exercise price from $1.50 per share to $0.65 per share, provided that if the Company's common stock trades at a price greater than $1.95 per share for a period of thirty consecutive trading days, the Company can force the exercise of the Warrants within ninety days of providing notice to the holder, and obtained a waiver of all events and prospective events of default. Samuel Schwartz agreed to convert $50,000 in principal and $3,866 in interest into 179,555 shares of common stock, and Herbert Spiegel agreed to convert $65,000 in principal and $5,026 in interest into 233,421 shares of common stock. As a result of the conversion, the Company recorded a non-cash charge of $302,857 due to the lowered conversion price, and a non-cash charge of $51,423 due to the lowered warrant price.

During Fiscal 1999 Samuel Schwartz and James L. Kehoe loaned the Company a total of $88,000 that was not repaid at February 28, 1999. The demand loans carried an interest rate of prime plus 2% (9.75% at February 28, 1999). Subsequent to year end, Messrs. Schwartz and Kehoe loaned an additional $77,000 to the Company. In May 1999, the Board of Directors awarded each of them warrants to purchase 300,000 shares of the Company's common stock in consideration of their forbearance on these demand loans.

In May 1999, the Company's Board of Directors adopted a program to award its non-employee directors 10,000 stock options in consideration of each year of service to the Company to commence with the 1999 election of Directors.

J. Duncan Urquhart was awarded options to purchase 20,000 shares of the Company's common stock under the 1993 Plan in recognition of his many years of service as a Board member, of which 10,000 vested immediately. An additional 10,000 shares will vest upon the completion of Mr. Urquhart's current term on the Board of Directors.

On August 3, 1999 the Company acquired all of the outstanding stock of S&K. 810,000 shares of the Company's common stock valued at $0.30 per share were issued to the two principles of S&K, one of whom is Kevin Schumacher, a Director. At the same time, James L. Kehoe, Chief Executive Officer and a Director of the Company was awarded 100,000 shares of the Company's common stock and John J. Antretter, a Director of the Company was awarded 150,000 shares of the Company's common stock and warrants to purchase 200,000 shares of the Company's common stock at $0.30 per share for services rendered in conjunction with the acquisition. Kevin Schumacher was elected a Director of the Company.

Also on August 3, 1999, the Company issued 666,667 shares of common stock at $0.30 per share as offered under a Private Placement Memorandum dated May 5, 1999, 310,000 of which were purchased by officers and directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Samuel Schwartz, a Director, did not timely file a Form 4 with respect to certain shares of stock he acquired upon the conversion of outstanding debt. Kathleen N. Martin, Chief Financial Officer and Treasurer did not timely file a Form 5 with respect to certain options granted by the Board of Directors. J. Duncan Urquhart, a Director, did not timely file a Form 4 with respect to certain options granted by the Board of Directors.

   ITEM 2. APPROVAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY

The Company's Charter currently provides for 12,000,000 authorized shares of common stock. As of August 4, 1999, there were 8,065,628 outstanding shares of common stock, outstanding options to purchase an aggregate of 710,124 shares of common stock under the 1993 Plan and outstanding warrants to purchase an aggregate of 1,561,840 shares of common stock, for a total of 10,337.592 shares. In order to attract additional outside investment and ensure the continued viability of the 1993 Plan, the Board of Directors believes that additional authorized shares of the Company's common stock are needed. The Board of Directors therefore recommends increasing the number of authorized shares of the Company's common stock from 12,000,000 shares to 25,000,000 shares. The Company has no identifiable plans or proposals for the use of the additional shares proposed to be authorized hereby, other than to increase the number of shares issuable under the 1993 Plan assuming Item 3 is approved. A summary of the material terms of the 1993 Plan is provided below.

Approval of additional authorized shares of the Company's common stock may enable to Company's Board of Directors to issue additional shares of common stock of the Company without further notice to or approval by the Company's shareholders. Such additional issuances of common stock may have the effect of diluting the value and voting power of common stock held by the Company's existing shareholders. In order for this increase in authorized shares to be approved, this proposal must receive the affirmative vote of a majority of shares voting in person or by proxy at the Annual Meeting, assuming a quorum is present.

The proposal to increase the authorized shares of the Company's common stock is not submitted as a result of or in response to any accumulation of stock or threatened takeover involving the Company, nor are the additional authorized shares being sought for any anti-takeover effects such additional authorized shares may have. The Company does not have any plans to implement additional measures having anti-takeover effects. However, the Company is subject to a provision of the New York Business Corporation Law, and has adopted certain provisions in its Charter and By-Laws, which may have the effect of preventing, delaying or hindering a takeover of the Company. These provisions are summarized below.

Certain Statutory Provisions

The Company is subject to Section 912 of the New York Business Corporation Law ("Section 912"). Section 912 prohibits a publicly held New York corporation from engaging in any business combination (as defined) with any interested shareholder for a period of five years following the interested shareholder's stock acquisition date unless either the business combination or the purchase of stock is approved by the board of directors prior to the interested shareholder's stock acquisition date. The statute further provides that no business combination may occur at any time between the Company and an interested shareholder except if it is any one of the following: (1) a business combination approved by the board prior to the interested shareholder's acquisition of the stock, or the approval by the board of the interested shareholder's acquisition of the stock prior to purchase of such stock; (2) a business combination approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder or any affiliate or associate of such interested shareholder at a meeting called for such purpose no earlier than five years from the interested shareholder's stock acquisition date; or (3) a transaction that satisfies certain fair price provisions as set forth in the statute.

For purposes of Section 912, a business combination includes (i) any merger or consolidation of the Company or any subsidiary thereof with an interested shareholder or any other corporation which is, or after such transaction would be an affiliate or associate of such interested shareholder (as defined in Section 912), or (ii) any asset transaction (as specified in Section 912) with such interested shareholder or any affiliate or associate thereof having an aggregate market value equal to ten percent or more of either the aggregate market value of all the assets of the Company or the aggregate market value of the Company's outstanding stock, or an asset transaction representing ten percent or more of the consolidated net income of the Company. An interested shareholder, as defined in Section 912, generally is a person who is the beneficial owner (as defined) of twenty percent or more of the Company's outstanding voting stock.

Certain Charter and By-Law Provisions

Certain provisions of the Company's Charter and By-Laws may impede changes in majority control of the Board of Directors. The Company's Charter and By-Laws provide that the Board of Directors will be divided into two classes of equal size with directors in each class elected for two-year staggered terms. The Charter and By-Laws further provide that directors may be removed prior to the expiration of their terms only for cause and that such removal requires board action or the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote. A director elected to fill a vacancy, however caused, shall be elected to hold office for a term expiring at the next meeting of shareholders at which the election of directors is in the regular order of business and until his successor has been elected and qualified. The Charter provides that shareholders may alter, repeal or amend the Charter provisions with respect to directors only upon the affirmative vote of at least two-thirds of all outstanding shares entitled to vote thereon. Cumulative voting is not provided under the Company's Charter.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY.

           ITEM 3. APPROVAL TO INCREASE THE NUMBER OF SHARES ISSUABLE
         UNDER THE 1993 STOCK INCENTIVE PLAN AND TO AMEND THE 1993 PLAN
 TO COVER ALL EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES, AND, IN THE CASE OF
       NON-QUALIFIED STOCK OPTIONS, EMPLOYEES OF AFFILIATES OF THE COMPANY

The 1993 Plan allows the issuance of options to purchase up to 750,000 shares of common stock of which 710,124 have been issued. In order to insure the continued viability of the 1993 Plan to facilitate the hiring and retention of qualified personnel and to extend the use of the 1993 Plan to all employees, including employees of subsidiaries and affiliates, the Board of Directors believes that additional options will be necessary under the 1993 Plan. The Board of Directors recommends increasing the number of shares issuable under the 1993 Plan from 750,00 shares to 1,500,000 shares.

The 1993 Plan currently covers regular, salaried employees of the Company. Since the adoption of the 1993 Plan, however, the Company has issued options to all employees of the Company. The Board of Directors believes that stock options are integral to the hiring and retention of all employees, and desires to amend the 1993 Plan accordingly. The Board of Directors therefore desires to eliminate the 1993 Plan's limitation of eligibility to "salaried employees" so that all regular employees of the Company, whether salaried or hourly, will be eligible for awards under the Plan.

The Company's Board of Directors also desires to include in the 1993 Plan employees of S&K and any other subsidiaries and affiliates (including any entity in which the Company has a direct or indirect ownership interest) which the Company may form or acquire, although the Company has no present plans to form or acquire any additional subsidiaries or affiliates. The Board of Directors therefore desires to amend the 1993 Plan to allow awards under the 1993 Plan to be granted to employees of the Company or any subsidiary of the Company, and, in the case of Non-Qualified Stock Options, to employees of affiliates of the Company.

These amendments to the 1993 Plan, if approved by the shareholders, will be effective as if originally included in the 1993 Plan on October 12, 1993. In order for the foregoing amendments to the 1993 Plan to be approved, this proposal must receive the affirmative vote of a majority of shares voting in person or by proxy at the Annual Meeting, assuming a quorum is present.

The 1993 Plan

The 1993 Plan is intended to establish a policy of encouraging ownership of the Company's Common Stock by employees, directors, and consultants of Sono-Tek, and of providing incentives for them to put forth maximum efforts for the Company's successful operations. By extending to such individuals the opportunity to acquire proprietary interests in Sono-Tek and to participate in its success, the 1993 Plan, the Company believes that the 1993 Plan benefits the Company and its shareholders by making it possible for the Company to attract and retain the best available talent and by rewarding such individuals for their part in increasing the value of the Company's stock.

The Board of Directors administers the 1993 Plan. The Board has full authority in its discretion, but subject to the express provisions of the 1993 Plan, to determine (i) the individuals to whom, and the time or times at which awards shall be granted, (ii) the number of shares to be covered by each award, (iii) the purchase price of the Common Stock covered by each option, and (iv) whether options shall be of the Incentive Stock Option type, the Non-Qualified Stock Option type, or both.

Incentive Stock Options or Non-Qualified Stock Options may be granted to any person who, at the time the award is granted, is a regular, salaried employee of the Company. At August 4, 1999, there were 19 salaried employees of the Company. If the amendments to the 1993 Plan are approved by the Company's shareholders, all regular employees of the Company and its subsidiaries will be eligible to receive grants of Incentive Stock Options or Non-Qualified Stock Options, and employees of affiliates of the Company will be eligible to receive grants of Non-Qualified Stock Options. At August 4, there were 9 hourly employees of the Company, 12 salaried employees of its subsidiary S&K and 1 hourly employee of S&K, all of whom would be eligible for awards under the 1993 Plan. In determining the employees to whom awards shall be granted, the number of shares of Common Stock to be covered by each award, the term of any option, and whether any such option shall be an Incentive Stock Option, a Non-Qualified Option, or both, the Board shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purpose of the 1993 Plan. An individual who has been granted an award may be granted and hold an additional award or awards if the Board so determines.

Non-Qualified Stock Options may be granted to Non-Employee Directors and Consultants to the Company. At August 4, 1999, Mr. Coccio, Mr. Schwartz and Mr. Urquhart were the only non-employee directors of the Company, and there were two consultants. If the proposed amendments are approved by shareholders, employees of affiliates of the Company will also be eligible for Non-Qualified Stock Options. At August 4, 1999, the Company had no affiliates other than S&K. In determining the Non-Employee Directors and Consultants to whom awards shall be granted, and the term and the number of shares of common stock to be covered by each award, the Board shall take into account the duties of such individuals, their contributions to the success of the Company, and other such factors as it shall deem relevant in connection with accomplishing the purpose of the 1993 Plan. Such individuals or organizations may be granted and hold an additional award or awards if the Board so determines.

The purchase price of common stock covered by each option shall be determined by the Board, but shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a ten percent shareholder) of the fair market value of the common stock at the time the option is granted. The fair market value shall mean the simple average of the high and low sales prices of the common stock in the report of composite transactions (or other source designated by the Board) on the date on which the option is granted.

The term of each option shall be for such period as the Board shall determine, but not more than ten years (or 5 years in the case of an Incentive Stock Option granted to a ten percent shareholder) from the date of the grant, and may be subject to earlier termination under certain circumstances and may extend beyond the termination of employment or other relationship.

The 1993 Plan provides that payment in full for shares purchased under an option shall be made at the time or exercise in cash or certified check or by tendering to the Company shares of the Company's common stock then owned by the optionee valued at fair market value, or partly in cash and partly in shares. The 1993 Plan provides for acceleration of the exercisability of any option in the event of a specified tender offer or exchange offer or in the event of a change in control as defined by the 1993 Plan.

The 1993 Plan shall terminate on October 12, 2003. The Board of Directors may at any time prior to that date terminate the 1993 Plan or make such modification or amendment of the Plan as it shall deem advisable, provided, however, that no amendment may be made without the approval by holders of voting stock of the Company, except for adjustments upon changes in the capitalization of the Company, which would (i) increase the maximum number of shares for which awards may be granted under the 1993 Plan, (ii) change the manner of determining the minimum option prices, (iii) extend the period during which an award may be granted or an option exercised, or (iv) amend the requirements as to the class of persons eligible to receive awards. No termination, modification, or amendment of the 1993 Plan or any award under the 1993 Plan may, without the consent of the person to whom an award shall theretofore have been granted, adversely affect the rights of such person under such award.

On August 4, 1999, the high and low bid price of the Company's common stock in the over-the-counter market as reported by the National Quotations Bureau, Incorporated was $0.36 and $0.36 respectively.

The following table sets forth the number of stock options granted under the 1993 Plan as of August 4,1999 (net of canceled and expired options). As options grants under the 1993 Plan are discretionary, the Company cannot presently determine the number of options to be granted to any particular executive officer, executive officers as a group, non-employee directors and employees as a group.

     Name and Position                        Number of Underlying Option Shares
     -----------------                        ----------------------------------
     James Kehoe, Chief Executive Officer                   240,000
     Executive officers as a group                          400,000
     Non-officer directors as a group                        20,000
     John. J. Antretter                                      15,000
     Harvey L. Berger                                        45,000
     Christopher L. Coccio                                        0
     Kevin Schumacher                                             0
     All employees as a group                               285,000

Federal Tax Consequences

With respect to Non-Qualified Options, on exercise the difference between the option exercise price and the fair market value of the stock on the measuring date (normally the date of exercise of the option) will be taxable as ordinary income to the optionee and will be deductible by the Company. Gain or loss on the subsequent sale of the stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

If payment upon exercise of a Non-Qualified Option is made by tendering previously owned shares, the exchange will be a tax-free exchange to the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

With respect to Incentive Stock Options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to such optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to the alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long term capital gain and any loss sustained will be long term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee makes a disposition of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

An exchange of Common Stock in payment of the option price in the case of an Incentive Stock Option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

An exchange of statutory option stock to acquire other stock on exercise of an Incentive Stock Option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory Option stock includes stock acquired through exercise of a qualified stock option, an Incentive Stock Option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term gain if held for less than the applicable holding period for long-term capital gain, and long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company. Each participant is advised to consult his or her own tax advisor as to the specific tax effects which may accrue as a result of participation in the 1993 Plan. The 1993 Plan is not qualified under Section 401(a) of the Internal Revenue Code.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 1993 STOCK INCENTIVE PLAN
    AND TO AMEND THE 1993 PLAN TO COVER ALL EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES AND, IN THE CASE OF NON-QUALIFIED STOCK OPTIONS, EMPLOYEES OF
                           AFFILIATES OF THE COMPANY.

                 ITEM 4. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Deloitte & Touche LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 29, 2000. Said firm served in this capacity for the fiscal year ended February 28, 1999. In the event of a negative vote, the Board of Directors will reconsider its election. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire to do so. In order for the appointment of Deloitte & Touche LLP to be ratified, this proposal must receive the affirmative vote of a majority of shares voting in person or by proxy at the Annual Meeting, assuming a quorum is present.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
           RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                              ITEM 5. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2000) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-June 2000) not later than April 15, 2000.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company a reasonable time before the Company mails its proxy materials for its next annual meeting. Since the Company expects to mail its proxy materials in mid-June 2000, the Company intends to take the position that notice of such matters is untimely if not received by May 1, 2000. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

September 6, 1999

                       FORM OF PROXY CARD Please mark your

                                                                                                          votes as in this
                                                                                                          example
                              FOR all nominees       WITHHOLD AUTHORITY
                               listed at right         to vote for all
                             (except as marked)    nominees listed at right
                                                                                                 Nominees:
1.  The election of four (4)                                                  John J. Antretter
     Directors of the Company.                                                Harvey L. Berger
                                                                              Christopher L. Coccio
                                                                              Kevin Schumacher

(INSTRUCTION: To withhold authority to vote for any
individual nominee, strike a line through the nominee's
name in the list to the right)
                                                       FOR       AGAINST      ABSTAIN
2.   Approve the increase in the number of
     authorized shares of the Company from
     12,000,000 shares to 25,000,000 shares.

3.   Approve the increase in the number of
     shares  issuable under the 1993 Stock
     Incentive Plan from 750,000 shares to
     1,500,000 shares, and the amendment of
     the 1993 Plan to include all regular
     employees  of the Company and its
     subsidiaries and, in the case of non-
     qualified stock options, employees of
     affiliates of the Company.

4.   Ratify  the   appointment  of  Deloitte
     & Touche  LLP  as  the  Company's
     independent auditors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

PLEASE  SIGN,  DATE AND  RETURN  THE PROXY  CARD  PROMPTLY,  USING THE  ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated September 6, 1999.

SIGNATURE(S): __________________________ Date: ___________
SIGNATURE(S): __________________________ Date: ___________
             (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                 2012 Route 9W, Bldg. 3, Milton, New York, 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation under the laws of the State of New York, hereby appoints James L. Kehoe and J. Duncan Urquhart as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held in the Stewart Room at the Ramada Inn, 1055 Union Avenue, Newburgh, New York 12550, at 10:00 A.M., New York time, on September 30, 1999, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

Appendix 1

                 SONO-TEK CORPORATION 1993 STOCK INCENTIVE PLAN
                    OCTOBER 12, 1993 AS AMENDED JUNE 26, 1998

1.       OBJECTIVE OF THE PLAN.

The purpose of this 1993 Stock Incentive Plan [the "Plan"] is to enable Sono-Tek Corporation [the "Company" or "Sono-Tek"] to compete successfully in attracting, motivating, and retaining employees, directors, and consultants with outstanding abilities by making it possible for them to purchase shares of Sono-Tek's Common Stock on terms which will give them a more direct and continuing interest in the future success of the Company's business.

This Plan is intended to establish a policy of encouraging ownership of the Company's Common Stock by employees, directors, and consultants of Sono-Tek and of providing incentives for them to put forth maximum efforts for it's successful operations. By extending to such individuals the opportunity to acquire proprietary interests in Sono-Tek and to participate in its success, the Plan may be expected to benefit Sono-Tek and its shareholders by making it possible for Sono-Tek to attract and retain the best available talent and by rewarding such individuals for their part in increasing the value of the Company's stock.

2.       DEFINITIONS.

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

2.1 "Award" shall mean Options granted pursuant to this Plan.

2.2 "Award Agreement" shall mean the agreement between the Award Recipient and Sono-Tek setting forth the terms and conditions of an Award.

2.3 "Award Recipient" shall mean an individual who receives an Award pursuant to this Plan.

2.4 "Board" and "Board of Directors" shall mean the board of directors of Sono-Tek.

2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.6 "Common Stock" shall mean shares of the common stock of Sono-Tek with a par value of $.0l.

2.7 "Company" means Sono-Tek Corporation, a New York corporation with its principal offices at 2012 Route 9W, Bldg. 3, Milton, New York 12547.

2.8  "Continuous   Employment"  shall  mean  continuous  regular  employment  by
Sono-Tek.

A leave of absence granted in accordance with Sono-Tek's usual procedure which does not operate to interrupt continuous employment for other benefits granted by Sono-Tek shall not be considered a termination of employment nor an interruption of Continuous Employment hereunder, and an employee who is granted such a leave of absence shall be considered to be continuously employed during the period of such leave; provided, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition, of a leave of absence, such definition shall be substituted herein.

2.9 "Non-Employee Director" shall mean any director who is not an employee of the Company.

2.10 "Consultant" shall mean any individual or organization retained by the Company to provide consulting services.

2.11 "Incentive Stock Options" shall mean those Options granted hereunder as, and intended to be, Incentive Stock Options as defined in, and which by their terms comply with, the requirements for such options set out in
     Section 422 of the Code, and Treasury Regulations issued pursuant thereto.

2.12 "Non-Qualified Stock Options" shall mean those Options granted hereunder which are not Incentive Stock Options as described in paragraph 2.11.

2.13 "Option" shall mean an option to purchase Common Stock granted pursuant to the provisions of this Plan.

2.14 "Ten Percent Shareholder" shall mean an individual who owns, within the meaning of Section 422 (b) (6) of the Code, stock possessing more than (1 0%) percent of the total combined voting power of all classes of stock of Sono-Tek.

3.       STOCK RESERVED FOR THE PLAN.

Seven hundred fifty thousand (750,000) shares of the authorized but unissued Common Stock are reserved for issue and may be issued pursuant to Awards under the Plan.

In lieu of such unissued shares, Sono-Tek may, in its discretion, transfer, on the exercise of Options, reacquired shares or shares bought in the market for the purposes of the Plan, provided that (subject to the provisions of paragraph
13) the total number of shares which may be granted or sold pursuant to Awards granted under the Plan shall not exceed 750,000.

If any Awards granted under the Plan shall for any reason terminate or expire without having been exercised, the Common Stock not issued under such Awards shall be available again for the purposes of the Plan.

4.       ADMINISTRATION OF THE PLAN.

4.1 The Board of Directors shall administer the Plan. The Board shall have full authority in its discretion, but subject to the express Provisions of the Plan, to determine: the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares to be covered by each Award; the purchase price of the Common Stock covered by each Option; whether Options shall be of the Incentive Stock Option type, or the Non-Qualified Stock Option type, or both. The Board shall further have full authority at its discretion to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Award Agreements executed and delivered under the Plan, including such terms and provisions as shall be requisite in the judgement of the Board to conform to any change in any law or regulation applicable thereto; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's determination on the foregoing matters shall be conclusive.

4.2 Notwithstanding the provisions of paragraph 4.1, the selection of officers and directors for participation in the Plan and decisions concerning the timing, pricing and amount of an Award may, at any time and from time to time, be delegated by the Board of Directors to a committee (the "Committee"). The Committee shall be not less than two directors and shall be comprised solely of Non-Employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code. Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee."

5.       ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS.

5.1 Incentive Stock Options or Non-Qualified Stock Options may be granted to any person who, at the time the Award is granted, is a regular, salaried employee
(which term shall include officers and Directors who are regular, salaried employees) of Sono-Tek. A member of the Board of Directors of the Company who is not also a regular, salaried employee of Sono-Tek, will not be eligible to receive Incentive Stock Options. Further, no Incentive Stock Options may be granted hereunder to an individual who, immediately after such Option is granted, is a Ten Percent Shareholder, unless (i) the option price is at least 110% of the fair market value of such stock on the date of grant and (ii) the Option may not be exercised more than 5 years after the date of grant. In determining the employees to whom Awards shall be granted, the number of shares of Common Stock to be covered by each Award, the term of any Option, and whether any such Option shall be an Incentive Stock Option, a Non-Qualified Stock Option, or both, the Board or committee, as the case may be, shall take into account the duties of the respective employees, their present and potential contributions to the success of Sono-Tek and such other factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. An employee who has been granted an Award may be granted and hold an additional Award or Awards if the Board or committee so determines.

5.2 Non-Qualified Stock Options may be granted to Non-Employee Directors and Consultants to the Company. In determining the Non-Employee Directors and Consultants to whom Awards shall be granted, and the term and the number of shares of Common Stock to be covered by each Award, the Board or committee shall take into account the duties of such individuals, their contributions to the Success of the Company, and other such factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. Such individuals or organizations may be granted and hold an additional Award or Awards if the Board or committee so determines.

6.       OPTION PRICES.

The purchase price of Common Stock covered by each Option shall be determined by the Board or committee, as the case may be, but shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) of the fair market value of the Common Stock at the time the Option is granted. The fair market value shall mean the simple average of the high and low sales prices of the Common Stock as reported in the report of composite transactions (or other source designated by the Board or committee) on the date on which the Option is granted.

7.       TERM OF OPTIONS.

The term of each Option shall be for such period as the Board shall determine, but not more than ten years (or 5 years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date of granting thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten years (or 5 years in the case of an Option granted to a Ten Percent Shareholder) from the date of granting, the Option, prior to its expiration, may be amended, with the approval of the Board and the employee, to extend the term so that the term as amended is not more than ten years (or 5 years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the original date of granting of such Option. To the extent not otherwise prohibited by law, such extension shall not constitute the grant of a new Option and the purchase price specified in such Option need not be increased.

8.       EXERCISE OF OPTIONS.

8.1 In the case of Awards granted to employees, each Option shall provide that it may be exercised as to forty-five percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least one year of Continuous Employment after the Option was granted, and as to an additional thirty-five percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least two years of Continuous Employment after the Option was granted, and as to the final twenty percent of the total number of shares covered by such Option on or after the date on which the employee shall have completed at least three years of Continuous Employment after the Option was granted, so that upon completion of the third year of such Continuous Employment after granting the Option, the holder will have become entitled to purchase the entire number of shares covered by the Option; provided that the Board shall have authority to vary in advance of grant and from time to time after grant, the period of Continuous Employment which shall be required for the exercise of Options granted hereunder.

8.2 In the case of Awards granted to Non-Employee Directors each such Option shall provide that it may be exercised as to one-half the total number of shares covered by such Option on or after the date in which the Non-Employee Director shall have completed at least one year of service after the Option was granted and as to the remainder of the total number of shares covered by such option on or after the date of which such Non-Employee Director will have completed at least two years of continued service, provided that the Board shall have the authority to vary in advance of grant and from time to time after grant the period of service which shall be required for the exercise of Options granted hereunder.

8.3 In the case of Awards granted to Consultants, each such Option shall provide that it may be exercised as to one-half of the total number of shares covered by such Option one year on or after the date the Option was granted and as to the remainder of the total number of shares covered by such Option, two years after the date the Option was granted. The Board shall have the authority to vary in advance of grant and from time to time after grant the exercise period of such grant.

8.4 Unless otherwise provided in the Award Agreement, a holder of an Option may purchase all or from time to time any part of, the shares for which the right to purchase has accrued to him in accordance with the terms of this paragraph; provided, however, that an Option shall not be exercised as to fewer than 50 shares, or all the remaining shares covered by the Option, if fewer than 50, at any one time. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise. at the election of the holder of an Option (i) in cash or currency of the United States of America, or by certified check made payable to the Company in U.S. dollars, (ii) by tendering to Sono-Tek shares of the Company's Common Stock, then owned at least six months by him, having a fair market value equal to the cash exercise price applicable to the purchase price of the shares as to which an Option is being exercised, or (iii) partly in cash or certified check and partly in shares of Sono-Tek's Common Stock valued at fair market value. Such fair market value shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised, in the manner set forth in paragraph
6. Fractional shares of Common Stock will not be issued. Notwithstanding the foregoing, the Board shall have the right to modify, amend or cancel the provisions of clauses (ii) and (iii) above at any time upon prior notice to the holders of Options. Except as provided in paragraphs 10 and 11 hereof, no Option may be exercised at any time unless the holder thereof is then a regular employee of Sono-Tek or any Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall have been registered upon the exercise of the Option on the transfer books of the Company in the name of the person or persons exercising the Option.

8.5 Notwithstanding any other provision of this Plan or any Option granted hereunder, any Option granted hereunder and then out-standing shall become immediately exercisable in full (i) in the event a tender offer or exchange offer is made by any "person" within the meaning of Section 14 (d) of the Securities Exchange Act of 1934 (the "Act") or (ii) in the event of a Change in Control; provided that, if in the opinion of counsel to Sono-Tek the immediate exercisability of such Option, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable except as and to the extent the Board in its discretion otherwise determines. For purposes of this Section, a "Change in Control" shall have occurred if (i) any "person" within the meaning of Section 14 (d) of the Act other than a holder of any Common Stock or Preferred Stock of the Company on the date this Plan is approved by the Board becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of Sono-Tek's Common Stock, (ii) during any two-year period, individuals who constitute the Board of Directors of Sono-Tek (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a member of the Board of Directors during such period whose election or nomination for election by Sono-Tek's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of Sono-Tek in which such person is named as a nominee for the Board of Directors without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Incumbent Board, or (iii) the approval by Sono-Tek's stock holders of the sale of all or substantially all of the assets of Sono-Tek. The Board may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options as described above.

8.6 The aggregate fair market value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of Sono-Tek are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000.

9.       NONTRANSFERABILITY OF OPTIONS

An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by him or her.

10.      TERMINATION OF EMPLOYMENT

10.1 If an employee receiving an Option shall at any time not be an employee of Sono-Tek, the Option shall at once terminate, except as provided hereinafter in this paragraph. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated (other than termination by the Company for cause as determined by the Board, or by reason of retirement, disability or death) such Option may, subject to the provisions of paragraphs "8" and "11", be exercised, to the extent that the employee was entitled to do so at the date of termination of his or her employment, at any time within sixty (60) days after such termination, but in no event after the expiration of the term of the Option. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of Sono-Tek.

10.2 If a Non-Employee Director awarded an Option shall at any time cease to be a Director of the Company, the Option shall at once terminate, except as provided hereinafter in this paragraph. In the event the Non-Employee Director awarded an Option under the Plan shall be terminated (other than termination by the Company for cause as determined by the Board, or by reason of retirement, disability, or death) such Option may, subject to the provisions of paragraphs "8" and "11", be exercised, to the extent that the Director was entitled to do so at the date of termination of his or her service, at any time within six months after such termination, but in no event after the expiration of the term of the Option.

10.3 An Option granted to a Consultant may, subject to the provisions of paragraphs "8", and "11" be exercised, to the extent that the Consultant was entitled to do so at the date of the termination of his or her consulting services, at any time within one year after such termination, but in no event after the expiration of the term of the Option.

11.      RETIREMENT, DISABILITY OR DEATH OF EMPLOYEE.

If an employee to whom an Option has been granted under the Plan shall retire from Sono-Tek at normal retirement date pursuant to any pension plan provided by Sono-Tek, or if such retirement is earlier than the employee's normal retirement date, and such retirement is with the prior consent of Sono-Tek, or if an employee is totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of paragraphs "8" and "10" hereof, in full without regard to the period of Continuous Employment after the Option was granted at any time (a) in the case of an Incentive Stock Option within 90 days after such retirement or disability retirement, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option within 5 years after such retirement or disability retirement, but in no event after the expiration of the term of the Option.

If a person to whom an Option has been granted under the Plan shall die while he or she is employed by or in the service of Sono-Tek, such Option may be exercised, subject to the provisions of paragraph "8", to the extent that such person was entitled to do so at the date of his death, by his executor or administrator or other person at the time entitled by law to such person's rights under the Option, at any time within such period, not exceeding one year after his or her death, as shall be prescribed in the Award Agreement, but in no event after the expiration of the term of the Option.

12.      NO LOANS TO HOLDERS OF OPTIONS.

Neither Sono-Tek, nor any company with which it is affiliated may directly or indirectly lend money to any person for the purpose of assisting him or her to acquire or carry shares of the Common Stock issued upon the exercise of Options granted under the Plan.

13.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provision of the Plan, the Award Agreements may contain such provisions as the Board shall determine for the adjustment of the number and class of shares covered by each outstanding Award, the option prices and the minimum numbers of shares as to which Awards shall be exercisable at any one time in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, spin-offs, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like; and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to any employee shall be appropriately adjusted.

14.      SHARE WITHHOLDING.

With respect to any Award, the Board may, in its discretion and subject to such rules as the Board may adopt, permit the employee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Award by election to have Sono-Tek withhold Common Stock having a fair market value (calculated in accordance with paragraph "6" on the date the amount of withholding tax is determined) equal to the amount of the withholding tax.

15.      NO RIGHT TO CONTINUED EMPLOYMENT.

Nothing in the Plan or in any Award granted or Award Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of Sono-Tek or interfere with the right of Sono-Tek to terminate his or her employment at any time.

16.      TIME OF GRANTING AWARDS.

Nothing contained in the Plan or in any resolution to be adopted by the holders of voting stock of Sono-Tek shall constitute the granting of any Award hereunder. An Award pursuant to the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Award are determined by the Board.

17.      TERMINATION AND AMENDMENT OF THE PLAN.

Unless the Plan shall have been terminated as hereinafter provided, no Award shall be granted hereunder after October 12, 2003. The Board of Directors of Sono-Tek may at any time prior to that date terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided, however, that no amendment may be made, without the approval by the holders of voting, stock of Sono-Tek, except as provided in paragraph 13 hereof, which would (i) increase the maximum number of shares for which Awards may be granted under the Plan, (ii) change the manner of determining the minimum option prices,
(iii) extend the period during which an Award may be granted or an Option exercised, or (iv) amend the requirements as to the class of persons eligible to receive Awards. No termination, modification, or amendment of the Plan or of any Award under the Plan, may, without the consent of the person to whom an Award shall theretofore have been granted, adversely affect the rights of such person under such Award.

18.      GOVERNMENT REGULATIONS.

The Plan and the granting and exercising of Awards thereunder, and the obligation of Sono-Tek to issue, sell and deliver shares, as applicable, under such Awards, shall be subject to all applicable laws, rules and regulations. In particular, and without limiting the generality of the foregoing, as a condition to the exercise of any Award, the Company may require the holder of an Option to deliver to the Company (i) a written certificate of the holder (or his personal representative, as the case may be) to the effect that he is purchasing such shares for investment and not with a view to the sale or distribution of any such shares and (ii) such other certificates, representations and agreements of the holder (or his personal representative, as the case may be) as may be required under the Plan or as the Company shall also require in order that the Company may be reasonably assured that the issuance, delivery, and disposition of such shares are being and will be effected in compliance with the Securities Act of 1933, as amended (the "Act"), the Rules and Regulations thereunder, other applicable law, and the rules of each stock exchange upon which the shares of Common Stock are listed, if any; provided, however, that if the offer and sale of shares of Common Stock upon exercise of Options granted under the Plan is registered under the Act, the holder (or his personal representative, as the case may be) need not furnish the certificate described in clause (i) of this sentence. Certificates evidencing shares of Common Stock issued upon exercise of the Option may contain such legends reflecting any restrictions upon sale or transfer as in the view of counsel to the Company may be necessary to the lawful and proper issuance of such certificates.

19.      SHAREHOLDER APPROVAL.

The Plan shall become effective upon adoption by the Board. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all outstanding shares of capital stock of the Company entitled to vote thereon within one (1) year before or after adoption of the Plan by the Board. In the event such shareholder approval is withheld or otherwise not received within the given time period, the Plan and all options which may have been granted thereunder shall become null and void.

Appendix 2
                                    AMENDMENT
                                     TO THE
                 SONO-TEK CORPORATION 1993 STOCK INCENTIVE PLAN



     AMENDMENT MADE this 27th day of August, 1999, by Sono-Tek Corporation (the "Company") to the Sono-Tek Corporation 1993 Stock Incentive Plan.

                              W I T N E S S E T H:

         WHEREAS, the Company desires to amend the Sono-Tek Corporation 1993 Stock Incentive Plan (the "Plan) to extend the class of eligible employees and to increase the number of shares available under the plan; and

         WHEREAS, the Plan may be amended in these respects, subject to approval by the Company's shareholders.

         NOW, THEREFORE, subject to approval by the Company's shareholders, the Plan is hereby amended in the following respects:

1. Each reference in Section 2.8 of the Plan to "Sono-Tek" is amended by replacing the word "Sono-Tek" with the words "the Company or any "subsidiary corporation" of the Company, as that term is defined by section 424(f) of the Code, or any affiliate of the Company."

2. Section 3 of the Plan is amended by replacing all references to "seven hundred fifty thousand (750,000)" or to "750,000" with "One million five hundred thousand (1,500,00)" or "1,500,000", as appropriate.

3. The first sentence of Section 5.1 of the Plan is amended to read as follows:

                  Incentive Stock Options or Non-Qualified Stock Options may be granted to any person who, at the time the Award is granted, is regularly employed by the Company or any "subsidiary corporation" of the Company, as that term is defined by section 424(f) of the Code, as may now or hereafter exist.

4. The first two sentences of Section 5.2 of the Plan are amended to read as follows:
                  Non-Qualified Stock Options may be granted to Non-Employee Directors, Consultants to the Company and employees of affiliates (including any entity in which the Company has a direct or indirect ownership interest) of the Company. In determining the Non-Employee Directors, Consultants and employees of affiliates to whom Awards shall be granted, and the term and the number of shares of Common Stock to be covered by each Award, the Board or committee shall take into account the duties of such individuals, their contribution to the Success of the Company, and other such factors as they shall deem relevant in connection with accomplishing the purpose of the Plan.

5. The Plan is hereby amended such that each reference in the Plan (other than in Sections 5.1 or 5.2 of the Plan, which shall be amended as set forth above) to an "employee," to the employees of the "Company" or "Sono-Tek," or to employment by the Company or Sono-Tek, shall include the employees of, or employment by, as the case may be, any "subsidiary corporation" of the Company, as that term is defined by section 424(f) of the Code, or of any affiliate of the Company.

6. The amendment made by item 2 hereby shall be effective immediately upon approval by the Company's shareholders; the amendments made by items 1, 3, 4 and 5 hereby shall be effective as if originally included in the Plan on October 12, 1993.

                              SONO-TEK CORPORATION


                              By:   /s/ James L. Kehoe

                              Its:   Chairman and Chief Executive Officer